Exhibit 10.77

Equity Transfer Agreement - Amendment 1

Transferor (Party A): Ambow Education Management (Hong Kong) Limited

Transferee (Party B): Beijing Shengkehua Technology Co., Ltd.

Party A and Party B hereby confirm and agree as follows:

•	Party A has handed over the company stamp and business licenses of Ambow Online to Party B. Next Party A will coordinate with Party B to file amendments for the change of shareholder and articles of association to the Industry and Commerce Bureau.

•	The date of the object equity interest transfer is August 31, 2017.

PARTY A: Ambow Education Management (Hong Kong) Limited

Authorized Representative:
Signature:	/s/
Date: August 31, 2017

Party B: Beijing Shengkehua Technology Co., Ltd.
Authorized Representative:
Signature:	/s/
Date: August 31, 2017